Investment Strategy - RJ ClariVest Capital Appreciation ETF	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal investment strategies |
Strategy Narrative [Text Block]

The fund is an actively managed exchange-traded fund. During normal market conditions, the fund seeks to achieve its objective by investing at least 65% of its net assets in common stocks of companies that have the potential for attractive long-term growth in earnings, cash flow and total worth of the company. In addition, the portfolio management team prefers to purchase stocks that appear to be underpriced in relation to the company’s long-term growth fundamentals. The portfolio management team uses fundamental and technical characteristics such as earnings revisions, valuation, free cash flow, yield, and price momentum as part of its quantitative process to identify stocks for the fund’s portfolio. The fund typically invests in the stocks of large- andmid-capitalization companies, but may invest in the stocks of companies of any size without regard to market capitalization. Although the portfolio management team generally does not seek to emphasize investment in any particular investment sector or industry as part of its investment process, from time to time, a significant portion of the fund may be invested in the securities of companies in the information technology sector. The fund may sell securities when they no longer meet the portfolio management team’s investment criteria.

The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.